Exhibit 4.4

001 RA PHARMACEUTICALS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE $0.001 PAR VALUE PER SHARE SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That is the owner of Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of RA PHARMACEUTICALS, INC. transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Traensfer Agent. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. Dated: E PRESIDENT SECRETARY Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC 6201 15th Avenue, Brooklyn, NY 11219 By _________________________________ Transfer Agent and Registrar Authorized Officer CUSIP 74933V 10 8

RA PHARMACEUTICALS, INC. AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - JT TEN-as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated: 20 , Signature: X Signature(s) Guaranteed: Signature: X THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.